       As filed with the Securities and Exchange Commission on May 6, 1998
                                                     Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          NEXTLINK COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

     Washington                                            91-1738221
(State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                       Identification Number)
                        155 108th Avenue N.E., 8th Floor
                           Bellevue, Washington 98004
                                 (206) 519-8900
    (Address, including zip code, and telephone number, including area code, of principal executive offices)

              ---------------------------------------------------
                 NEXTLINK Communications, Inc. Stock Option Plan
                            (Full title of the plan)
              ----------------------------------------------------

                           R. Bruce Easter, Jr., Esq.
                          NEXTLINK Communications, Inc.
                        155 108th Avenue N.E., 8th Floor
                           Bellevue, Washington 98004
                                 (425) 519-8900
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                 ---------------------------------------------
                                    Copies to
                              Bruce R. Kraus, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                               New York, NY 10022
                                 (212) 821-8000
                 ---------------------------------------------

                         CALCULATION OF REGISTRATION FEE


                                                   Proposed maximum        Proposed maximum
 Title of securities        Amount to be          offering price per      aggregate offering         Amount of
   to be registered          registered               share (1)               price (1)          registration fee
----------------------- ---------------------- ------------------------- --------------------- ----------------------

Class A Common
Stock, $0.022658473
par value per share           5,441,336                $30.1875            $164,260,330.50          $48,456.80
----------------------- ---------------------- ------------------------- --------------------- ----------------------


(1) Estimated solely for calculating the amount of the registration fee, pursuant to Rule 457(h) under the Securities Act of 1933 (the "Securities Act") based upon the average of the high and low sales prices of the Class A Common Stock as reported by the Nasdaq National Market on May 1, 1998.
================================================================================

                                    PART II.

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

          The following documents, filed with the Securities and Exchange Commission (the "Commission") by NEXTLINK Communications, Inc., a Washington corporation (the "Company" or the "Registrant"), are incorporated herein by reference:

                    (a) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, filed pursuant to the Securities Exchange Act of 1934 (the "Exchange Act");

                    (b) the Company's Registration Statement on Form S-8 (Registration Number 333-25907), as filed with the Securities and Exchange Commission on April 25, 1997; and

                    (c) the Company's Current Reporst on Form 8-K as filed with the Securities and Exchange Commission on March 12, 1998 and April 14, 1998.

In addition, all documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of the Registration Statement and prior to the filing of a post-effective amendment which indicates that all the securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents with the Commission.


Item 8.  Exhibits.

          5.01   Opinion of Davis Wright Tremaine LLP

         23.01   Consent of Arthur Anderson LLP

         23.02   Consent of Davis Wright Tremaine LLP (included in Exhibit 5.01)

         24.01   Powers of Attorney (included on signature pages)

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on the 6th day of May 1998.

                          NEXTLINK COMMUNICATIONS, INC.


                                            By:      /s/James F. Voelker
                                                         James F. Voelker
                                                             President

                                POWER OF ATTORNEY

          We, the undersigned officers and directors of NEXTLINK Communications, Inc., hereby severally and individually constitute and appoint James F. Voelker and R. Bruce Easter, Jr., and each of them, as the true and lawful attorneys-in-fact for the undersigned, in any and all capacities, with full power of substitution, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

   Signature                    Title                                  Date
   ---------                    -----                                  ----


                            Chairman of the Board                   May 6, 1998
/s/Steven W. Hooper
Steven W. Hooper

                            Vice Chairman and Chief                 May 6, 1998
/s/Wayne W. Perry           Executive Officer
Wayne W. Perry              and Director

   Signature                    Title                                  Date
   ---------                    -----                                  ----


                               President (Principal               May 6, 1998
/s/James F. Voelker            Executive Officer)
James F. Voelker               and Director

                               Vice President, Chief Financial
                               Officer and Treasurer (Principal   May 6, 1998
/s/Kathleen H. Iskra           Financial Officer and Principal
Kathleen H. Iskra              Accounting Officer)


                                     Director                     May 6, 1998
/s/Craig O. McCaw
Craig O. McCaw


                                     Director                     May 6, 1998
/s/Dennis Weibling
Dennis Weibling


                                     Director                     April 15, 1998
/s/ Scot Jarvis
Scot Jarvis


                                     Director                     May 6, 1998
/s/William A. Hoglund
William A. Hoglund


                                     Director                     April 15, 1998
/s/Sharon L. Nelson
Sharon L. Nelson

                                INDEX TO EXHIBITS

   Exhibit No.                 Exhibit Document Description
   -----------                 ----------------------------


 5.01                  Opinion of Davis Wright Tremaine LLP

23.01                  Consent of Arthur Andersen LLP

23.02                  Consent of Davis Wright Tremaine LLP (included in Exhibit
                       5.01)

24.01                  Powers of Attorney (included on signature page)